UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 12, 2005

SYMBOLLON PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-22872	36-3463683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 Loring Drive, Framingham, Massachusetts 01702
(Address of principal executive offices) (Zip Code)

(508) 620-7676
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Through July 12, 2005, Symbollon sold 1,602,897 shares (inclusive of previously reported sales of 1,055,350 shares) of Class A Common Stock for gross proceeds of $833,456 (aggregate net proceeds were $781,365) in an ongoing offering exclusively to foreign investors pursuant to Regulation S. The securities offered have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2005

SYMBOLLON PHARMACEUTICALS, INC.

By: /s/ Paul C. Desjourdy
Paul C. Desjourdy
Chief Executive Officer, President and Chief Financial Officer